Other non-current liabilities	12 Months Ended
Dec. 31, 2021
Miscellaneous non-current liabilities [abstract]
Disclosure of other non-current liabilities [text block]
16	Other non-current liabilities
The other
non-current
liabilities consist of the following:

	As of December 31,
in 000€	2021	2020	2019
Advances received on contracts	1,500	—	—
Provisions	667	318	122
Other	—	80	574
Total	2,167	398	696
The increase of the provision relates to a provision for the potential
of reclassification of our self-employed workers into employees within Engimplan (K€
541).
The advances received on contracts were paid by a client in the context of a long term contract for medical devices.
The impact of the accounting treatment of the Belgian contribution plans with a minimal guarantee is not material as the number of beneficiaries is limited. No provisions have been recognized as of December 31, 2021, 2020 and 2019. As such, no further disclosures have been provided.